Supplement dated March 3, 2008

supplementing the Prospectus dated September 17, 2007

of

Hansberger International Series

401 East Las Olas Boulevard

Suite 1700

Fort Lauderdale, Florida 33301

Telephone No. 954-522-5150

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective March 3, 2008, the following paragraph is added immediately following the last paragraph of the sub-section “Limits on Frequent Trading” within the section “Restrictions on Buying, Selling and Exchanging Shares”:

This policy also does not apply with respect to shares purchased by a fund-of-funds or similar asset allocation program that rebalances its investments no more frequently than quarterly. To be eligible for this exemption, the fund-of-funds or asset allocation program must identify itself to and receive prior written approval from the Fund or the Distributor. The Fund and Distributor may request additional information to enable them to determine that the fund-of-funds or asset allocation program is not designed to and/or is not serving as a vehicle for disruptive short-term trading, which may include requests for (i) written assurances from the sponsor or investment manager of the fund-of-funds or asset allocation program that it enforces the Fund’s frequent trading policy on investors or another policy reasonably designed to deter disruptive short-term trading in Fund shares, and/or (ii) data regarding transactions by investors in the fund-of-funds or asset allocation program, for periods and on a frequency determined by the Fund and Distributor, so that the Fund can monitor compliance by such investors with the trading limitations of the Fund or of the fund-of-funds or asset allocation program.

Effective May 1, 2008, the first paragraph under the section “Investment Strategy” for the International Growth Fund is removed and replaced with the following:

The Fund seeks to achieve its investment objective by investing primarily (at least 80% of total assets excluding cash) in the equity securities (common, preferred and convertible securities) of companies organized or located outside of the United States. Even though these companies are based outside of the United States, their securities may be traded on U.S. securities markets and the Fund may purchase these securities. The Fund will invest in at least three different countries and expects to be invested in more than three countries, including countries considered to be emerging market countries. The Fund will primarily invest in common stock.

Effective May 1, 2008, the third paragraph under section “Investment Strategies” for the International Core Fund is removed and replaced with the following:

The Adviser seeks to broaden the scope and increase the effectiveness of its fundamental analysis by searching for investments in many countries around the world. This global search provides the Adviser with more diverse opportunities and flexibility to shift portfolio investments not only from company to company and industry to industry, but also country to country, in search of undervalued securities and companies with favorable long-term prospects. Even though these companies are based outside of the United States, their securities may be traded on U.S. securities markets and the Fund may purchase these securities. Under normal market conditions, the Fund will invest more than 80% of its assets in issuers located in at least three countries other than the United States, including countries considered to be emerging market countries. This 80% does not include the cash position of the Fund.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

M-HNSP06-0308